                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             TNP ENTERPRISES, INC.
                             OFFER TO EXCHANGE ITS
         14 1/2% SENIOR REDEEMABLE PREFERRED STOCK DUE 2011 (SERIES D)
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
         14 1/2% SENIOR REDEEMABLE PREFERRED STOCK DUE 2011 (SERIES C)

                           PURSUANT TO THE PROSPECTUS

                              DATED       , 2000

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
 TIME, ON         , 2000, UNLESS THE OFFER IS EXTENDED

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

BY REGISTERED OR CERTIFIED MAIL:                                   BY OVERNIGHT DELIVERY/HAND:
      The Bank of New York                                            The Bank of New York
   101 Barclay Street, 7 East                              Corporate Trust Service Window; Ground Level
      New York, NY  10286                                              101 Barclay Street
 Attn: Reorganization Section                                          New York, NY  10286
                                                                  Attn: Reorganization Section

                  TO CONFIRM BY TELEPHONE OR FOR INFORMATION:
                                 (212) 815-6331

                            FACSIMILE TRANSMISSIONS:
                                 (212) 815-6339

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed by holders of the Old Senior Preferred Stock (as defined below) if either Senior Preferred Stock is to be forwarded herewith or if tenders of Old Senior Preferred Stock are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer-Procedures for Tendering the Old Senior Preferred Stock" in the Prospectus.

     Holders of Old Senior Preferred Stock whose certificates (the "Certificates") for such Old Senior Preferred Stock are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Senior Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange Offer-Procedures for Tendering the Old Senior Preferred Stock" in the Prospectus.

     DELIVERY OF DOCUMENTS TO THE COMPANY OR DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     NOTE: SIGNATURES MUST BE PROVIDED BELOW.  PLEASE READ THE ACCOMPANYING
     ----
INSTRUCTIONS CAREFULLY.

                    ALL TENDERING HOLDERS COMPLETE THIS BOX:


=================================================================================================================================
                                        DESCRIPTION OF OLD SENIOR PREFERRED STOCK TENDERED
---------------------------------------------------------------------------------------------------------------------------------
Please Print Name and                                                              Principal Amount of Old Senior Preferred
Address of Registered                              Old Senior Preferred Stock                     Stock Tendered
Holder(s)                                          Tendered (Attach additional     (if Amount of Old Senior Preferred Stock
(Please Fill in if Blank)   Certificate Number(s)*      List if Necessary)                       Less Than All)**
 -----------------------    ----------------------  ---------------------------     ----------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
TOTAL AMOUNT TENDERED:
---------------------------------------------------------------------------------------------------------------------------------
*    Need not be completed by book-entry holders.
**   Old Senior Preferred Stock may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof.
==================================================================================================================================

            BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY:

[_] CHECK HERE IF TENDERED OLD SENIOR PREFERRED STOCK IS BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

             Name of Tendering Institution____________________________________
             DTC Account Number_______________________________________________
             Transaction Code Number__________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD SENIOR PREFERRED STOCK IS BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

             Name of Registered Holder(s)_____________________________________
             Window Ticket Number (if any)____________________________________
             Date of Execution of Notice of Guaranteed Delivery_______________ Name of Institution Which Guaranteed Delivery____________________

             If Guaranteed Delivery is to be made By Book-Entry Transfer:

             Name of Tendering Institution____________________________________
             DTC Account Number_______________________________________________
             Transaction Code Number__________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD SENIOR PREFERRED STOCK IS TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD SENIOR PREFERRED STOCK FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

             Name_____________________________________________________________
             Address__________________________________________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to TNP Enterprises, Inc. (the "Company"), the above described initial liquidation preference of the Company's

     14.50% Senior Redeemable Preferred Stock Due 2011 (Series C) (the "Old Senior Preferred Stock") in exchange for a like initial liquidation preference of the Company's 14.5% Senior Redeemable Preferred Stock Due 2011 (Series D) (the "Registered Senior Preferred Stock") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Company's prospectus dated [
], 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"):

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Senior Preferred Stock tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Senior Preferred Stock as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Senior Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Senior Preferred Stock to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Registered Senior Preferred Stock to be issued in exchange for such Old Senior Preferred Stock, (ii) present Certificates for such Old Senior Preferred Stock for transfer, and to transfer the Old Senior Preferred Stock on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Senior Preferred Stock, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD SENIOR PREFERRED STOCK TENDERED HEREBY AND THAT, WHEN THE SAME IS ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD SENIOR PREFERRED STOCK TENDERED HEREBY IS NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD SENIOR PREFERRED STOCK TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS

AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The names(s) and address(es) of the registered holder(s) of the Old Senior Preferred Stock tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificate(s) representing such Old Senior Preferred Stock. The Certificate number(s) and the Old Senior Preferred Stock that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Old Senior Preferred Stock is not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Senior Preferred Stock than is tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Senior Preferred Stock will be returned (or, in the case of Old Senior Preferred Stock tendered by book-entry transfer, such Old Senior Preferred Stock will be credited to an account maintained at
DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer. The undersigned understands that tenders of Old Senior Preferred Stock pursuant to any one of the procedures described in "The Exchange Offer-Procedures for Tendering the Old Senior Preferred Stock" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Senior Preferred Stock, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Senior Preferred Stock tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Registered Senior Preferred Stock be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of the Old Senior Preferred Stock, that such Registered Senior Preferred Stock be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing the Old Senior Preferred Stock not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Senior Preferred Stock, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Registered Senior Preferred Stock to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING OLD SENIOR PREFERRED STOCK AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT: (1) THE REGISTERED SENIOR PREFERRED STOCK ACQUIRED PURSUANT TO THE EXCHANGE OFFER IS BEING ACQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE PERSON RECEIVING SUCH REGISTERED SENIOR PREFERRED STOCK, WHETHER OR NOT THAT PERSON IS THE UNDERSIGNED; (2) NEITHER THE UNDERSIGNED NOR ANY SUCH OTHER PERSON HAS AN ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH REGISTERED SENIOR PREFERRED STOCK; (3) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, OR IS A BROKER-DEALER BUT WILL NOT RECEIVE REGISTERED SENIOR PREFERRED STOCK

FOR ITS OWN ACCOUNT IN EXCHANGE FOR THE OLD SENIOR PREFERRED STOCK, NEITHER THE UNDERSIGNED NOR ANY SUCH OTHER PERSON IS ENGAGED IN OR INTENDS TO PARTICIPATE IN THE DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH REGISTERED SENIOR PREFERRED STOCK; AND (4) NEITHER THE UNDERSIGNED NOR ANY SUCH OTHER PERSON IS AN "AFFILIATE" OF THE COMPANY, AS DEFINED UNDER RULE 405 OF THE SECURITIES ACT.

     THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A BROKER-DEALER (A "PARTICIPATING BROKER-DEALER") IN CONNECTION WITH THE RESALE OF THE REGISTERED SENIOR PREFERRED STOCK RECEIVED IN EXCHANGE FOR THE OLD SENIOR PREFERRED STOCK WHERE SUCH OLD SENIOR PREFERRED STOCK WAS ACQUIRED FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES. EACH PARTICIPATING BROKER-DEALER THAT PARTICIPATES IN THE EXCHANGE OFFER THAT RECEIVES THE REGISTERED SENIOR PREFERRED STOCK FOR ITS OWN ACCOUNT PURSUANT TO THE EXCHANGE OFFER BY TENDERING SUCH OLD SENIOR PREFERRED STOCK AND EXECUTING THIS LETTER OF TRANSMITTAL AGREES THAT IT WILL DELIVER A PROSPECTUS IN CONNECTION WITH ANY RESALE OF SUCH REGISTERED SENIOR PREFERRED STOCK. HOWEVER, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, A PARTICIPATING BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT. THE COMPANY HAS AGREED THAT FOR A PERIOD OF THE SHORTER OF 180 DAYS AFTER THE EXCHANGE OFFER IS CONSUMMATED AND WHEN THE REGISTERED SENIOR PREFERRED STOCK ARE RESOLD, THE COMPANY WILL USE ITS BEST EFFORTS TO MAKE THE PROSPECTUS, AS AMENDED OR SUPPLEMENTED, AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH ANY SUCH RESALE. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH OLD SENIOR PREFERRED STOCK AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF REGISTERED SENIOR PREFERRED STOCK PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE REGISTERED SENIOR PREFERRED STOCK MAY BE RESUMED, AS THE CASE MAY BE.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (See Instructions 1, 2 and 5)
                (Please Complete Substitute Form W-9 on Page 13)

  (Stockholder's Signature(s) Must be Guaranteed if Required by Instruction 2)

          Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Senior Preferred Stock hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the trustee for the Old Senior Preferred Stock to comply with the restrictions on transfer applicable to the Old Senior Preferred Stock). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary representative capacity, please set forth the signer's full title. See Instruction 5.

________________________________________________________________________________

________________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

Date____________________________________________________________________________

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title)

________________________________________________________________________________

ADDRESS_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone ________________________________________________________

Number__________________________________________________________________________

________________________________________________________________________________
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 2 and 5)

________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

Date____________________________________________________________________________

Name of Firm____________________________________________________________________

Capacity (full title)___________________________________________________________
                                 (PLEASE PRINT)

Address_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                         (include zip code)

Area Code and Telephone Number__________________________________________________

SPECIAL ISSUANCE INSTRUCTIONS                                       SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5 and 6)                                       (See Instructions 1, 5 and 6)

To be completed ONLY if the Registered Senior       To be completed ONLY if Registered Senior Preferred Stock or
 Preferred Stock or Old Senior Preferred Stock      Old Senior Preferred Stock not tendered is to be sent to
 not tendered is to be issued in the name of        someone other than the registered holder of the Old Senior
 someone other than the registered holder of the    Preferred Stock whose name(s) appear(s) above, or such
 Old Senior Preferred Stock whose name(s)           registered holder(s) at an address other than that shown
 appear(s) above.                                   above.

 Issue:                                             Send:
[_] Old Senior Preferred Stock not tendered, to:    [_] Old Senior Preferred Stock not tendered, to:

[_] Registered Senior Preferred Stock, to:          [_] Registered Senior Preferred Stock, to:


Name(s)  _______________________________________    Name(s)  _________________________________________
Address  _______________________________________    Address  _________________________________________
_________________________________________________   __________________________________________________
_________________________________________________   __________________________________________________
               (INCLUDE ZIP CODE)                                    (INCLUDE ZIP CODE)


Area Code and Telephone Number  __________________  Area Code and Telephone Number  ____________________
__________________________________________________  ____________________________________________________

_______________________________________________     _________________________________________________
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))         (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))
=================================================================================================================

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if either (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer-Procedures for Tendering Old Senior Preferred Stock" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Senior Preferred Stock into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date. Old Senior Preferred Stock may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

     Holders who wish to tender their Old Senior Preferred Stock and (i) whose Old Senior Preferred Stock is not immediately available or (ii) who cannot deliver their Old Senior Preferred Stock, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the expiration date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Senior Preferred Stock by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer-Procedures for Tendering the Old Senior Preferred Stock" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the expiration date; and (iii) the Certificates (or a timely confirmation of a book-entry transfer) representing all tendered Old Senior Preferred Stock, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date such executed Notice of Guaranteed Delivery is received by the Exchange Agent, all as provided in "The Exchange Offer-Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or registered or certified mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Senior Preferred Stock to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the expiration date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN

ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Senior Preferred Stock) of Old Senior Preferred Stock tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

          (ii) such Old Senior Preferred Stock are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Senior Preferred Stock Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Old Senior Preferred Stock and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tender of the Old Senior Preferred Stock will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Old Senior Preferred Stock evidenced by any Certificate submitted are to be tendered, fill in the principal amount of the Old Senior Preferred Stock which are to be tendered in the box entitled "Principal Amount of Old Senior Preferred Stock Tendered (If Principal Amount of Old Senior Preferred Stock Less Than All)." In such case, new Certificate(s) for the remainder of the Old Senior Preferred Stock that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Senior Preferred Stock, promptly after the expiration date. All Old Senior Preferred Stock represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of the Old Senior Preferred Stock may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the Old Senior Preferred Stock to be withdrawn, identify the Old Senior Preferred Stock being withdrawn, including the initial liquidation preference of such Old Senior Preferred Stock, and (if Certificates for Old Senior Preferred Stock have been tendered) the name of the registered holder of the Old Senior Preferred Stock as set forth on the Certificate for the Old Senior Preferred Stock, if different from that of the person who tendered such Old Senior Preferred Stock. If Certificates for the Old Senior Preferred Stock have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Senior Preferred Stock, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Senior Preferred Stock to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Senior Preferred Stock tendered for the account of an

Eligible Institution. If Old Senior Preferred Stock has been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer-Procedures for Tendering the Old Senior Preferred Stock," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Senior Preferred Stock, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Senior Preferred Stock may not be rescinded. Old Senior Preferred Stock properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the expiration date by following any of the procedures described in the Prospectus under "The Exchange Offer-Procedures for Tendering the Old Senior Preferred Stock."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Senior Preferred Stock which has been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after the expiration or termination of the Exchange Offer.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Senior Preferred Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Senior Preferred Stock tendered hereby is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Senior Preferred Stock is registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or Note powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Old Senior Preferred Stock listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate Note power(s) are required unless Registered Senior Preferred Stock is to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or Note power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Senior Preferred Stock listed, the Certificates must be endorsed or accompanied by appropriate Note powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Old Senior Preferred Stock may require in accordance with the restrictions on transfer applicable to the Old Senior Preferred Stock. Signature(s) on such Certificate(s) or Note powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Registered Senior Preferred Stock is to be issued in the name of a person other than the signer of this Letter of

Transmittal, or if Registered Senior Preferred Stock are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates of Old Senior Preferred Stock not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Senior Preferred Stock, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer-Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Senior Preferred Stock of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Senior Preferred Stock will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Old Senior Preferred Stock is accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Senior Preferred Stock exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Senior Preferred Stock or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Senior Preferred Stock. If the Old Senior Preferred Stock is registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding. Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Senior Preferred Stock have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     11. SECURITY TRANSFER TAXES. Holders who tender their Old Senior Preferred Stock for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Registered Senior Preferred Stock is to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Senior Preferred Stock tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Senior Preferred Stock in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                             TO BE COMPLETED BY ALL
                           TENDERING SECURITY HOLDERS
                              (SEE INSTRUCTION 9)

                      PAYER'S NAME:  TNP ENTERPRISES, INC.


SUBSTITUTE               Part 1 - PLEASE PROVIDE YOUR TIN ON THE LINE AT RIGHT AND CERTIFY BY         TIN______________________
FORM W-9                                        SIGNING AND DATING BELOW                              Social Security Number or
                                                                                                      Employer Identification Number


Department of the Treasury            NAME  (Please Print)                                                      Part 2
Internal Revenue Service              -----------------------------------------------
                                                                                                               Awaiting
Payor's Request for Taxpayer          ADDRESS
Identification Number (TIN)                  ----------------------------------------
and Certification                     CITY
                                             ----------------------------------------
                                      STATE                            ZIP CODE                                  TIN [_]
                                            --------------------------         ------

                                  Part 3 - CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
                                  (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue
                                  Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am not longer subject to backup withholding, and (3)
                                  any other information provided on this form is true and correct.


                                  SIGNATURE               DATE


                                  You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY, IN CERTAIN CIRCUMSTANCES, RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTION FORM W-9 FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Registered Senior Preferred Stock shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


Signature                      Date
          ------------             --------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number To Give the Payer-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digs separated by only one
hyphen:  i.e., 00-0000000.   The table below will help determine the number to
give the payer.


For this type of account:    Give the                                  For this type of account:          Give the
                             SOCIAL                                    EMPLOYER
                             SECURITY                                  IDENTIFICATION
                             number of--                               number of--
------------------------------------------------------------------------------------------------------------------------------
1.  An individual's account  The individual                            6.  Sole Proprietorship           The owner(3)
2.  Two or more              The actual owner of the account or,       7.  A valid trust, estate, or     The legal entity(4)
    individuals (joint       if combined funds, the first              pension trust                     The corporation
    account)                 individual on the account(1)              8.  Corporate account             The organization
                             The minor(2)                              9.  Religious, charitable, or
3.  Custodian account of a   The grantor-trustee(1)                    educational organization account  The partnership
    minor (Uniform Gift to                                                10.  Partnership                  The organization
    Minors Act)              The actual owner(1)                       11.  Association, club, or

4.  a.  The usual                                                      other tax-exempt organization     The broker or nominee
 revocable savings trust     The owner(3)                              12.  A broker or registered       The public entity
 account (grantor is also                                              nominee
 trustee)                                                              13.  Account with the

b.  So-called trust                                                   Department of Agriculture in
  account that is not a                                                the name of a public entity
  legal or valid trust                                                 (such as a State or local
  under State law                                                      government, school district, or
5.  Sole proprietorship                                                prison) that receives
                                                                       agricultural program payments




(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show your individual name. You may also enter your business name. You may use either your Social Security Number or your Employer Identification Number.
(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2


Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:

 .  A corporation.

 .  A financial institution.

 .  An organization exempt from tax under section 501(a) of the Internal Revenue
   Code of 1986, as amended (the "Code"), or an individual retirement plan.

 .  The United States or any agency or instrumentality thereof.

 . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

 .  An international organization or any agency, or instrumentality thereof.

 . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

 .  A real estate investment trust.

 .  A common trust fund operated by a bank under section 584(a) of the Code.

 .  An entity registered at all times under the Investment Company Act of 1940.

 .  A foreign central bank of issue.

 . Payments of interest not generally subject to backup withholding include the following:

 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 . Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

 .  Payments described in section 6049(b)(5) of the Code to non-resident aliens.

 .  Payments on tax-free covenant Notes under section 1451 of the Code.

 .  Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6045, 6050A and 6050N of the Code and the regulations promulgated thereunder. Privacy Act Notice.--
Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2) Civil Penalty for False Information with Respect to Withholding--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.--Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.